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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            ZAXIS INTERNATIONAL INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                            ZAXIS INTERNATIONAL INC.

                              1890 Georgetown Road
                               Hudson, Ohio 44236

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1997

                    ----------------------------------------

To Our Stockholders:

     The Annual Meeting (the "Annual Meeting") of Stockholders of Zaxis International Inc. (the "Company") will be held at the Holiday Inn, 240 Hines Hill Road, Hudson, Ohio 44236, on June 25, 1997 at 10:00 a.m. (Cleveland time) for the following purposes:

       I.  To elect five Directors of the Company for the ensuing year;
      II.  To ratify the appointment of Ernst & Young LLP as the independent accountants for the Company; and
     III.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record as of the close of business on May 23, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

                                            By Order of the Board of Directors

                                            James J. Branagan Signature

                                            JAMES J. BRANAGAN
                                            Secretary

May 23, 1997

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            ZAXIS INTERNATIONAL INC.

                              1890 Georgetown Road
                               Hudson, Ohio 44236

                    ----------------------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 25, 1997

                    ----------------------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders of Zaxis International Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Cleveland time, on June 25, 1997 (the "Annual Meeting"), at the Holiday Inn, 240 Hines Hill Road, Hudson, Ohio 44236.

     Stockholders of record as of the close of business on May 23, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. On that date there were 5,496,937 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters brought to a vote at the Annual Meeting. The Company has no other class of voting securities outstanding.

     Shares of Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present in person or represented by proxy. When proxies in the accompanying form are returned properly executed, the shares represented thereby will be voted as specified on such proxies. All votes represented by the enclosed proxy will be cast (i) for the five nominees for Directors named herein, unless authorization to do so is withheld by a stockholder, and (ii) in the manner specified by a stockholder with respect to the proposal to ratify the appointment of Ernst & Young LLP as the independent accountants for the Company, except that in the absence of any such specification, the votes will be cast "FOR" each such proposal. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise by delivering a notice in writing to the Secretary of the Company, by delivering a validly executed, later dated proxy, or by voting in person at the Annual Meeting.

     At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. The Company's By-laws provide that the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum at a meeting of stockholders. Properly executed proxies that are (i) marked "abstain" or (ii) held in "street name" by brokers and that are not voted on one or more particular proposals (if otherwise voted on at least one proposal), will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal to which such abstention applies.

     The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is May 23, 1997.

                           I.  ELECTION OF DIRECTORS

     At the Annual Meeting, five Directors are to be elected for the ensuing year to hold office until the next Annual Meeting and until their successors shall have been elected and shall have qualified. Pursuant to the Company's By-laws, provided that a quorum is present, Directors are elected by a plurality of the votes cast in the election. Unless otherwise specified, the shares represented by the enclosed proxy will be voted "FOR" the election of the seven nominees named below. In the event that any nominee refuses or is unable to serve as a Director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

             INFORMATION AS TO THE NOMINEES, THE BOARD OF DIRECTORS
                   AND THE EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information about each nominee for election as a Director and each executive officer of the Company (based on information supplied by him), including his name, age, positions with the Company (other than as a Director) and principal occupations during the past five years.

    Name, Age and Positions
       With the Company                          Occupation and Other Information
-------------------------------     -----------------------------------------------------------
NOMINEES

Conaly Bedell, 60,                  Mr. Bedell was elected Chairman in February 1997, was
Chairman of the Board               appointed President and Chief Executive Officer on May 20,
President and Chief                 1997, and is President of Bedell Corporation, a business
Executive Officer                   consulting firm, and was president and a Director of The
                                    InferGene Company from 1990 to 1995.

Leonard A. Duval, 75,               Mr. Duval served as Chairman of Zaxis International Inc.
Director                            (the "Company") and Zaxis Inc. ("Zaxis") from August 1995
                                    to February 1997 and has been a Director of Zaxis since
                                    1990. During the past five years, Mr. Duval has also been
                                    Chairman of the Board of a privately held company engaged
                                    in resource recovery from steel by-products.

Craig Jones, 42,                    Mr. Jones was elected to the Board in February 1997 and is
Director                            Chairman of Fraser Range Granite NL and of Sensational
                                    Foods/Sushi King. He is also a Director of MML Management
                                    Ltd., an Australian based manager of mutual funds.

Alan Scott, 49,                     Mr. Scott was elected to the Board in February 1997 and has
Director                            been Managing Director and Chairman of the Board of Progen
                                    Industries, Ltd., of Darra, Queensland, Australia, a
                                    producer of medical research products, since 1994. Prior to that, he served as Financial Director and Board member of
                                    Progen. Mr. Scott is also Managing Director of MML
                                    Management Ltd.

Calvin D. Wible, 69,                Mr. Wible has been a Director of the Company since August
Director                            1995 and has been a Director of Zaxis since 1993. Mr. Wible was formerly owner of automobile dealerships in Medina,
                                    Ohio, and has served as a director and trustee on corporate and civic boards.

    Name, Age and Positions
       With the Company                          Occupation and Other Information
-------------------------------     -----------------------------------------------------------
EXECUTIVE OFFICERS

John V. Danis, 53,                  Mr. Danis has been Vice President of Finance since October
Vice President of Finance and       1995 and served as President and Chief Executive Officer
Chief Financial Officer             from January 1997 to May 20, 1997. Prior to that, Mr. Danis was Corporate Controller of General Computer Corporation, a
                                    publicly held data communication and processing company for health care organizations.

Gregory S. Bambeck, Ph.D., 47,      Dr. Bambeck has been Executive Vice President of the
Executive Vice President of         Company and Zaxis since August 1995 and of Zaxis since
Research and Development            December 1990.

Melvin Weisblatt, 55,               Mr. Weisblatt has been Vice President of Sales and
Vice President of Sales and         Marketing since July 1996. Prior to that, he was Executive
Marketing                           Vice President of Amersham Inc. from 1993 and of United
                                    States Biochemical Corporation from 1978 to 1993.

SIGNIFICANT EMPLOYEES

Heinz A. Rode, 64,                  Mr. Rode has been in charge of production for Zaxis since
Manufacturing Director              July 1996 and was Manager of Process Engineering from
                                    February 1995 to July 1996. Prior to that, Mr. Rode held
                                    executive positions in the steel industry in operations and engineering.

     The Board of Directors held six meetings during the fiscal year ended December 31, 1996. The Board of Directors has an Audit Committee, comprised of Messrs. Wible and Scott. The Audit Committee's primary function is to assist the Board with respect to internal control, accounting and reporting practices of the Company, to review the reports of Independent Auditors and to review managements' response to the recommendations of Independent Auditors. During fiscal 1996, Directors received options for shares of Common Stock in accordance with the 1996 non-employee directors stock option plan as compensation for their services.

                             COMMON STOCK OWNERSHIP

     The following table sets forth, as of April 22, 1996, based on information provided to the Company by the persons named in the table, the number of shares of Common Stock owned by each Director, the chief executive officer and by all the Directors and executive officers of the Company as a group, and the persons or groups of persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company.

            Name and Address             Amount and Nature of           Percentage
           of Beneficial Owner           Beneficial Ownership            Ownership
        -------------------------      ------------------------       ---------------
        Leonard A. Duval                        512,694(2)                   8.9%
        207 Harmon Road
        Aurora, Ohio 44202
        Calvin D. Wible                         227,803(3)                   3.7%
        441 Crestwood Lane
        Naples, Florida 33962
        Gregory S. Bambeck                      366,096                      6.3%
        Zaxis International Inc.
        All Directors and                                                   18.9%
        Executive
        Officers as a Group
        (Eight Persons)
        Patricia Gesinski                       551,926                      9.5%
        2692 Woodward Road
        Cuyahoga Falls, Ohio 44221
        Progen Industries Ltd.                  351,904                      6.1%
        2806 Ipswich Road
        Darra Qld 4076, Australia

---------------

(1) Except as otherwise indicated, the persons listed as beneficial owners of the shares of Common Stock have sole voting and investment power with respect to those shares.

(2) Includes 35,000 shares issuable upon exercise of stock options granted under the 1996 Directors' Plan.

(3) Includes 35,000 shares issuable upon exercise of stock options granted under the 1996 Directors' Plan, 15,207 shares owned by Donna S. Wible, Mr. Wible's wife, and 107,698 shares owned by Weymouth Financial, Inc., a corporation of which Mr. Wible is the principal stockholder.

     No director or officer failed to timely file any Form 3, 4 or 5 required to be filed by him during 1996.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to Charles E. Leffler, the Company's president during 1996 who resigned in January 1997. No other executive officer received compensation during 1996 which exceeded $100,000.

                          Name and Position                      Year         Salary
        -----------------------------------------------------    ----         -------
        Charles E. Leffler, President                            1996         $75,000

     There were no bonuses, other compensation or long-term compensation awards or payouts in 1996.

                      II.  INDEPENDENT PUBLIC ACCOUNTANTS

     The public accounting firm of Ernst & Young LLP was the Company's independent public accountants for fiscal 1996 and has been appointed, subject to stockholder ratification at the Annual Meeting, to continue in such capacity for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                              III.  OTHER MATTERS

     All expenses of the Company in connection with this solicitation will be borne by the Company. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or in person. The Company will request brokers and other nominees who hold Common Stock in their names to forward proxy materials to the beneficial owners and will pay the expenses associated therewith.

     In order for a stockholder proposal to be included in next year's proxy statement for presentation at next year's meeting, it must be received by the Secretary of the Company, at its principal executive offices, not later than January 2, 1998.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended 1996 and report for the quarter ended March 31, 1997 on Form 10-QSB, which contain consolidated financial statements of the Company, accompany this proxy statement.

                                            By Order of the Board of Directors

                                            James J. Branagan Signature

                                            JAMES J. BRANAGAN
                                            Secretary

Cleveland, Ohio
May 23, 1997

                      PLEASE DATE AND SIGN YOUR PROXY CARD
           AND RETURN IT PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

                            ZAXIS INTERNATIONAL INC.
                              1890 GEORGETOWN ROAD
                               HUDSON, OHIO 44236

                           ZAXIS INTERNATIONAL INC.
                             1890 GEORGETOWN ROAD
                              HUDSON, OHIO 44236

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Conaly Bedell and James J. Branagan, or either of them, proxies of the undersigned with full power of substitution, to vote for the undersigned at the Annual Meeting of Stockholders to be held on June 25, 1997 at 10:00 a.m. (Cleveland time), at the Holiday Inn, 240 Hines Hill Road, Hudson, Ohio 44236, or at any adjournment(s) or postponement(s) thereof, as follows:

Election of Directors, Nominee:

CONALY BEDELL, LEONARD A. DUVAL, ALAN SCOTT, CRAIG JONES and CALVIN D. WIBLE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIVE NOMINEES LISTED ABOVE, AND FOR PROPOSAL II.

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card.

I.   Election of Directors        [ ] FOR            [ ] WITHHELD AUTHORITY
     For, except vote withheld from the following nominee(s):
                                                             -------------------

II. Ratification of appointment of Ernst & Young, LLP as the independent accountants for Zaxis International, Inc.
          [ ] FOR                [ ] AGAINST                 [ ] ABSTAIN

III. In their discretion on all other matters that may properly come before the meeting.

                               (SEE REVERSE SIDE)

ZAXIS INTERNATIONAL INC.
C/O CORPORATE TRUST SERVICES
MAIL DROP 1090F5
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH  45263


                              FOLD AND DETACH HERE
-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIVE NOMINEES LISTED HEREON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II.
PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
No postage need be affixed to the enclosed envelope if mailed in the United States. Your prompt attention will be of assistance.

                                        Date:
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

                                        (Please sign exactly as name appears
                                        hereon. Joint owners should each sign.
                                        When signing as attorney, administrator, executor, trustee, guardian, etc., please add your title as such.)